NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE PROSPECTUS DATED JANUARY 31, 2012

Currently, the Nuveen Mutual Funds (the “Funds”) utilize two transfer agents and, as a result, certain shareholder privileges are limited as described below. Starting in mid-2012, all of the Funds will begin using the same transfer agent – Boston Financial Data Services, Inc. – at which point such shareholder privileges will no longer be limited. The details are as follows.

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Rights of Accumulation and Letter of Intent: The right of accumulation is the ability of a shareholder, when calculating breakpoints, to reduce the Class A sales charge by aggregating holdings across the Funds to the value of the shareholder’s purchase. A shareholder can use a letter of intent to reduce the Class A sales charge to the rate applicable to the total amount of purchases the shareholder intends to make over a 13-month period. Each of these privileges is currently limited to aggregating values or purchases of Funds that have the same transfer agent. When all the Funds begin using the same transfer agent, shareholders will be able to aggregate the values or purchases across all of the Funds.

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Exchange Privilege: Shareholders may exchange Fund shares into an identically registered account for the same class of another Fund, provided that the Funds have the same transfer agent. Exchanges between Funds with different transfer agents currently are not allowed. When the Funds begin using the same transfer agent, each Fund will have the same exchange options across all of the Funds.

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Reinstatement Privilege: If a shareholder redeems shares of a Fund, the shareholder may reinvest all or part of the redemption proceeds up to one year later without incurring any additional charges. The reinstatement privilege is currently limited to reinvestment in a Fund that has the same transfer agent as the Fund from which a shareholder redeemed. When all of the Funds begin using the same transfer agent, shareholders will be able to utilize the reinstatement privilege for reinvestment in any Fund.

Please see a Fund’s prospectus for more information about these shareholder privileges. Further information about the transfer agent consolidation is available under the “Transfer Agent” tab of each Fund’s webpage, which can be accessed through www.nuveen.com.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCFRP-0312P

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE PROSPECTUS DATED JANUARY 31, 2012

On March 30, 2012, the following changes will take place.

1.	The line entitled “Redemption Fee” in the “Shareholder Fees” table in the section “Fund Summaries—Nuveen Symphony Credit Opportunities Fund—Fees and Expenses of the Fund” will be deleted in its entirety.

2.	The section “How You Can Buy and Sell Shares—How to Sell Shares—Redemption Fee Policy” will be deleted in its entirety and replaced with the following.

Nuveen Symphony Floating Rate Income Fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 90 days of acquisition. Investors making purchases into the fund through a systematic investment plan will need to discontinue that plan at least 30 days before redeeming in full in order to avoid the redemption fee on recently purchased shares. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading.

The fund may waive the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans only if the sponsor or administrator certifies that the plan does not have the operational capability to assess the fee. The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.

The fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see “General Information—Frequent Trading” in this prospectus, and “Purchase and Redemption of Fund Shares—Redemption Fee Policy” in the statement of additional information.

Effective March 31, 2012, the fourth sentence of the section “How We Manage Your Money—More About Our Investment Strategies—Portfolio Holdings” is deleted in its entirety and replaced with the following sentence:

A complete list of portfolio holdings information is generally made available on the funds’ website ten business days after the end of the month.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCFRP2-0312P

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2012

The following changes are effective March 30, 2012.

1.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Frequent Trading Policy—Redemption Fee Policy” will be deleted in its entirety and replaced with the following paragraph.

Nuveen Symphony Floating Rate Income Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When an investor redeems or exchanges Fund shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The Fund reserves the right, in its sole discretion, to waive any redemption fee charged to shareholders.

2.	The last sentence of the section “Purchase and Redemption of Fund Shares—Frequent Trading Policy—Redemption Fee Policy” will be deleted in its entirety and replaced with the following sentence.

The Fund reserves the right to modify or eliminate redemption fee waivers at any time.

Effective March 31, 2012, the third sentence of the section “Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following sentence:

A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-SCFRSAI-0312P